UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

The Crypto Company

(Exact name of registrant as specified in its charter)

Nevada	000-55726	46-4212105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23805 Stuart Ranch Road, Suite 235 Malibu, CA	90265
(Address of principal executive offices)	(Zip Code)

(424) 228-9955

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On June 28, 2017, the Crypto Company (the “Company”) filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that Mr. James Gilbert and Mr. Anthony Strickland were appointed directors of the Company effective as of June 22, 2017. This Current Report on Form 8-K/A amends the Original Form 8-K to include a description of (i) the Director Services Agreements between the Company and each of Mr. Gilbert and Mr. Strickland, which were executed on June 7, 2018 and (ii) the Non-Qualified Stock Option Agreement entered into between the Company and Mr. Strickland, effective as of June 6, 2018.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Services Agreements

The Company entered into a Director Services Agreement with each of Mr. James Gilbert and Mr. Anthony Strickland, effective June 7, 2018. Pursuant to his Director Services Agreement, Mr. Strickland is entitled to receive (i) a fee of $80,000 per annum, payable quarterly, and (ii) two ten-year options to purchase shares of common stock of the Company. Pursuant to the terms set forth in Mr. Strickland’s Non-Qualified Stock Option Agreement, discussed below, the first option, which is to purchase 150,000 shares of common stock at an exercise price of $7.00 per share, vested immediately upon the grant date, while the second option, which is to purchase 100,000 shares at an exercise price of $10.00 per share, shall be fully vested on the six-month anniversary of the grant date. Pursuant to his Director Services Agreement, Mr. Gilbert is not entitled to receive further compensation for his services as a director, although both he and Mr. Strickland will be entitled to receive reimbursement for reasonable expenses incurred for the benefit of the Company. The Director Services Agreements also contain customary indemnification and confidentiality provisions.

Non-Qualified Stock Option Agreement

The Company entered into a Non-Qualified Stock Option Agreement with Mr. Strickland, dated as of June 6, 2018, pursuant to a form of Non-Qualified Stock Option Agreement filed hereto as an exhibit. The stock options are subject to the terms set forth in the Company’s 2017 Equity Incentive Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Director Services Agreement, dated June 9, 2018, by and between the Company and James Gilbert

10.2	Director Services Agreement, dated June 9, 2018, by and between the Company and Anthony Strickland

10.3	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on April 17, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRYPTO COMPANY
Date: June 12, 2018
	By:	/s/ Ron Levy
	Name:	Ron Levy
	Title:	Chief Executive Officer and Chief Operating Officer